                                                                   EXHIBIT 99.3

                               HEALTHCARE REALTY
                                     TRUST

                           Supplemental Data Report

                       Three Months Ended March 31, 2003

    Dollars in thousands, except per share data, unless otherwise disclosed

                          Updated as of April 24, 2003

1) RECONCILIATION OF FUNDS FROM OPERATIONS AND FUNDS AVAILABLE FOR DISTRIBUTION (1) - UNAUDITED

                                                                             FOR THE THREE MONTHS
                                                                                ENDED MARCH 31,
                                                                       ---------------------------------
                                                                           2003                 2002
                                                                       ------------         ------------
NET INCOME                                                             $     18,568         $     19,848

        NET (GAIN)/LOSS ON SALE OF REAL ESTATE PROPERTIES                         0                  329

        PREFERRED STOCK DIVIDEND                                                  0               (1,664)

        REAL ESTATE DEPRECIATION                                              9,979               10,244

                                                                        -----------          -----------
        TOTAL ADJUSTMENTS                                                     9,979                8,909
                                                                        -----------          -----------

FUNDS FROM OPERATIONS - BASIC AND DILUTED                              $     28,547         $     28,757
                                                                       ============         ============

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                         $       0.70         $       0.71
                                                                       ============         ============

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                       $       0.69         $       0.69
                                                                       ============         ============

FUNDS FROM OPERATIONS - DILUTED                                        $     28,547         $     28,757

        ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
             ON A STRAIGHT LINE BASIS                                          (665)              (1,181)

        DEFERRED COMPENSATION AMORTIZATION                                      692                  680

        DEPRECIATION OF NON-REAL ESTATE ASSETS                                  301                  279

        AMORTIZATION OF NON-REAL ESTATE ASSETS                                   13                   43
                                                                        -----------          -----------
        TOTAL ADJUSTMENTS                                                       341                 (179)
                                                                        -----------          -----------

FUNDS AVAILABLE FOR DISTRIBUTION                                       $     28,888         $     28,578
                                                                       ============         ============

FUNDS AVAILABLE FOR DISTRIBUTION PER COMMON SHARE - BASIC              $       0.71         $       0.71
                                                                       ============         ============

FUNDS AVAILABLE FOR DISTRIBUTION PER COMMON SHARE - DILUTED            $       0.69         $       0.69
                                                                       ============         ============

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                            40,819,618           40,486,486
                                                                       ============         ============

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                          41,615,403           41,434,098
                                                                       ============         ============

(1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). Beginning with the first quarter of 2003, the Company calculated and reported FFO and FFO per share in accordance with NAREIT's April 2002 White Paper. NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

         Funds Available for Distribution ("FAD") and FAD per share are also operating performance measures adopted by NAREIT that measure a REIT's ability to generate cash and distribute dividends to its shareholders. NAREIT defines FAD as "In addition to subtracting from FFO normalized recurring real estate expenditures and other non-cash items, FAD is usually derived by also subtracting nonrecurring expenditures."

         The Company considers FFO and FAD to be informative measures of REIT performance commonly used in the REIT industry. However, neither FFO nor FAD represents cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income as an indicator of the Company's operating performance or as alternatives to cash flow as a measure of liquidity.

-------------------------------------------------------------------------------
     Quarterly Supplemental Data Report is also available on the Company's website-- www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
-------------------------------------------------------------------------------

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                  PAGE 1 0F 13

2)       CONDENSED CONSOLIDATED BALANCE SHEETS

  ASSETS                                                                             (Unaudited)                     (1)
                                                                                   MARCH 31, 2003               DEC. 31, 2002
                                                                                   --------------               -------------
      Real estate properties (2):
            Land                                                                     $   138,160                 $   135,791
            Buildings and improvements                                                 1,355,249                   1,332,872
            Personal property                                                              5,865                       5,730
            Construction in progress                                                      11,315                      10,546
                                                                                     -----------                 -----------
                                                                                       1,510,589                   1,484,939
            Less accumulated depreciation                                               (202,386)                   (192,293)
                                                                                     -----------                 -----------
                  Total real estate properties, net                                    1,308,203                   1,292,646

      Cash and cash equivalents                                                            9,063                         402

      Mortgage notes receivable                                                           90,425                     102,792

      Other assets, net                                                                   76,296                      93,706
                                                                                     -----------                 -----------

      Total assets                                                                   $ 1,483,987                 $ 1,489,546
                                                                                     ===========                 ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY

      Liabilities:
            Notes and bonds payable                                                  $   547,713                 $   545,063

            Accounts payable and accrued liabilities                                      19,683                      24,960

            Other liabilities                                                             14,293                      11,324
                                                                                     -----------                 -----------

      Total liabilities                                                                  581,689                     581,347
                                                                                     -----------                 -----------

            Commitments and contingencies                                                      0                           0

      Stockholders' equity:
            Preferred stock, $.01 par value; 50,000,000 shares authorized;
                  issued and outstanding, none                                                 0                           0
            Common stock, $.01 par value; 150,000,000 shares authorized;
                  issued and outstanding, 2003-- 42,023,529; 2002-- 41,823,564               420                         418

            Additional paid-in capital                                                 1,029,767                   1,024,467

            Deferred compensation                                                        (20,400)                    (16,251)

            Cumulative net income                                                        463,720                     445,152

            Cumulative dividends                                                        (571,209)                   (545,587)
                                                                                     -----------                 -----------

      Total stockholders' equity                                                         902,298                     908,199
                                                                                     -----------                 -----------

      Total liabilities and stockholders' equity                                     $ 1,483,987                 $ 1,489,546
                                                                                     ===========                 ===========

         (1) The balance sheet at December 31, 2002 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

         (2) Total weighted average depreciable life is 34.5 years. (see schedule 5)

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                       PAGE 2 OF 13

3)       CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                                       FOR THE THREE MONTHS
                                                                          ENDED MARCH 31,
                                                                  --------------------------------
                                                                      2003                2002
                                                                  ------------        ------------
                                                                   (Unaudited)         (Unaudited)
REVENUES
     Master lease rental income                                   $     22,905        $     24,896
     Property operating income                                          19,809              19,092
     Straight line rent                                                    665               1,181
     Mortgage interest income                                            2,681               3,784
     Management fees                                                       272                 314
     Interest and other income                                           1,308                 386
                                                                  ------------        ------------
                                                                        47,640              49,653

EXPENSES
     General and administrative                                          2,669               2,508
     Property operating expenses                                         7,664               7,463
     Interest                                                            8,446               8,939
     Depreciation                                                       10,280              10,523
     Amortization                                                           13                  43
                                                                  ------------        ------------
                                                                        29,072              29,476
                                                                  ------------        ------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
REAL ESTATE PROPERTIES                                                  18,568              20,177

     Net gain (loss) on sale of real estate properties                       0                (329)
                                                                  ------------        ------------

NET INCOME                                                        $     18,568        $     19,848
                                                                  ============        ============

NET INCOME PER COMMON SHARE - BASIC                               $       0.45        $       0.45
                                                                  ============        ============

NET INCOME PER COMMON SHARE - DILUTED                             $       0.45        $       0.44
                                                                  ============        ============

COMMON SHARES OUTSTANDING - BASIC                                   40,819,618          40,486,486
                                                                  ============        ============

COMMON SHARES OUTSTANDING - DILUTED                                 41,615,403          41,434,098
                                                                  ============        ============

         NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

           RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)

                                                                      FOR THE THREE MONTHS
                                                                         ENDED MARCH 31,
                                                                     --------       --------
                                                                       2003           2002
                                                                     --------       --------
          NET INCOME                                                 $ 18,568       $ 19,848

          DEPRECIATION AND AMORTIZATION (1)                            10,293         10,566
          DEPRECIATION AND AMORTIZATION (2)                            (8,597)        (8,318)
          GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS                 2            584
          STRAIGHT LINE RENT                                             (665)        (1,181)
          OTHER                                                           974         (1,503)
                                                                     --------       --------
                                                                        2,007            148
                                                                     --------       --------

          TAXABLE INCOME (3)                                         $ 20,575       $ 19,996
                                                                     ========       ========

          (1)      Per Statement of Income
          (2)      Tax basis
          (3)      Before REIT dividend paid deduction

NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                   PAGE 3 OF 13

4)       INVESTMENT PROGRESSION

         A)       CONSTRUCTION IN PROGRESS

                                                                      FOR THE THREE
                                                 NUMBER OF             MONTHS ENDED
                                                PROPERTIES               03/31/03
                                                ----------            -------------
     Balance at beginning of period                   3                 $ 10,546

     Fundings on projects in existence at
       the beginning of the period                    0                      769

     New Projects started during the period           0                        0

     Completions                                      0                        0

                                                    ---                 --------
     Balance at end of period                         3                 $ 11,315
                                                    ===                 ========

         B)       REAL ESTATE PROPERTIES

                                                                    FOR THE THREE
                                                  NUMBER OF          MONTHS ENDED
                                                 PROPERTIES            03/31/03
                                                 ----------         -------------
     Balance at beginning of period                 195              $ 1,474,393

     Acquisitions (1)                                 3                   22,576

     Additions/Improvements                           0                    2,305

     Completions (CIP)                                0                        0

     Sales                                            0                        0

                                                    ---              -----------
     Balance at end of period                       198              $ 1,499,274
                                                    ===              ===========

         C)       MORTGAGE NOTES RECEIVABLE

                                                                    FOR THE THREE
                                                  NUMBER OF          MONTHS ENDED
                                                 PROPERTIES            03/31/03
                                                 ----------         -------------
     Balance at beginning of period                  23                $ 102,792

     Funding of Mortgages                             0                       60

     Repayments (1)                                  (5)                 (12,011)

     Purchase Price Adjustment Amortization           0                     (228)

     Scheduled Principal Payments                     0                     (188)
                                                    ---                ---------
     Balance at end of period                        18                $  90,425
                                                    ===                =========

(1) During the first quarter of 2003, the Company acquired two medical office buildings in Louisiana totaling $10.8 million and a physician clinic in Florida for $11.8 million. Also, mortgage notes receivable were repaid on four assisted living facilities, in Arizona, Texas and Tennessee totaling $2.7 million and on one physician clinic in Florida for $9.3 million.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                       PAGE 4 OF 13

5)       INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                     OUTPATIENT FACILITIES                         INPATIENT FACILITIES
                      --------------------------------------------------  --------------------------------------
                                              Comp.               Other                        In-      Other
                                              Ambu-                Out-   Assisted  Skilled   patient    In-
                      Ancillary              latory    Medical   patient   Living   Nursing   Rehab    patient
                       Hospital  Physician    Care     Office    Facili-   Facili-   Facili-  Facili-  Facili-              % of
                      Facilities  Clinics    Centers  Buildings  ties(1)    ties      ties     ties     ties(2)    Total     Total
                      --------------------------------------------------  ---------------------------------------------------------
OPERATING
PROPERTIES
 1 Arizona            $  3,612               $13,484                                                              $ 17,096   1.07%
 2 California           48,074                32,417                                                                80,491   5.03%
 3 Florida              30,877   $ 22,194     55,253   $ 8,479                                                     116,803   7.30%
 4 Georgia               6,942                                                                                       6,942   0.43%
 5 Kansas               10,993                                                                                      10,993   0.69%
 6 Louisiana                                            10,792                                                      10,792   0.67%
 7 Mississippi           6,639                                   $ 4,305                                            10,944   0.68%
 8 Missouri                         5,644     12,308                                                                17,952   1.12%
 9 Nevada               44,962                                                                                      44,962   2.81%
10 Pennsylvania         15,002      4,960                                                             $ 2,904       22,866   1.43%
11 Tennessee            55,795      8,860               12,239                                                      76,894   4.80%
12 Texas                25,047                          27,871                                                      52,918   3.31%
13 Virginia             29,557      3,289               12,473                                                      45,319   2.83%
14 Wyoming              18,731                                                                                      18,731   1.17%
                      --------------------------------------------------  ---------------------------------------------------------
     TOTAL OPER.
     PROPERTIES        296,231     44,947    113,462    71,854     4,305         0        0        0    2,904      533,703  33.34%
                      --------------------------------------------------  ---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH FOR
OPERATING
PROPERTIES:                                                                                                            2.5%
-----------------------------------------------------------------------------------------------------------------------------------

MASTER LEASES
 1 Alabama            $ 43,917                                   $11,488   $ 4,370           $17,722              $ 77,497   4.84%
 2 Arizona               5,274                                                      $ 2,874                          8,148   0.51%
 3 Arkansas                                                        3,055                                             3,055   0.19%
 4 California           29,291    $ 8,363                          1,046                              $12,688       51,388   3.21%
 5 Colorado                                                                  4,967   21,441                         26,408   1.65%
 6 Connecticut                                                              12,189                                  12,189   0.76%
 7 Florida              39,807     45,858    $ 3,271   $ 1,448     9,555    21,869   10,206   11,703               143,717   8.98%
 8 Georgia                          5,427                          1,595    10,078                                  17,100   1.07%
 9 Illinois                        11,939                          1,486                                            13,425   0.84%
10 Indiana                                                                            3,640                          3,640   0.23%
11 Kansas                                                                             7,593                          7,593   0.47%
12 Massachusetts                   19,839                                                                           19,839   1.24%
13 Michigan                                                                          12,715            13,859       26,574   1.66%
14 Mississippi                                                               3,474                                   3,474   0.22%
15 Missouri                                   16,370               4,570     6,250   11,139                         38,329   2.39%
16 Nevada                7,034                                     3,801                                            10,835   0.68%
17 New Jersey                                                               19,047                                  19,047   1.19%
18 North Carolina                                                            3,904                                   3,904   0.24%
19 Ohio                                                                      4,490                                   4,490   0.28%
20 Oklahoma                                                                          13,341                         13,341   0.83%
21 Pennsylvania                                                             31,070   21,075  113,867               166,012  10.37%
22 Tennessee             3,139      2,611                                    7,492    8,335                         21,577   1.35%
23 Texas                39,695     17,314     22,222     1,976              72,574   19,466   13,203    6,023      192,473  12.02%
24 Virginia             22,994                           1,941     2,166    17,397   37,218                         81,716   5.10%
25 Wyoming                                                                   6,990                                   6,990   0.44%
                      --------------------------------------------------  ---------------------------------------------------------
     TOTAL MASTER
     LEASES            191,151    111,351     41,863     5,365    38,762   226,161  169,043  156,495   32,570      972,761  60.76%
                      --------------------------------------------------  ---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH FOR
MASTER LEASES:                                                                                                         2.4%
-----------------------------------------------------------------------------------------------------------------------------------

    Corporate
    Property                                                                                                         4,125   0.26%
                      -------------------------------------------------------------------------------------------------------------

    TOTAL EQUITY
     INVESTMENTS      $487,382   $156,298   $155,325   $77,219   $43,067  $226,161 $169,043 $156,495  $35,474   $1,510,589  94.35%
                      ==================================================  =========================================================

-----------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):               36.3       33.2       33.1      35.4      35.4      32.3     35.2     34.8     34.6         34.5
Wtd Avg Period
Held (yrs):                6.1        5.4        5.4       5.2       6.1       3.9      6.1      4.5      5.9          5.4
-----------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
 1 Arizona                                                                 $ 4,666                    $17,022   $   21,688    1.35%
 2 California                                                               12,687                      7,661       20,348    1.27%
 3 Florida                                                                  11,636                                  11,636    0.73%
 4 Georgia                                                                   1,114                                   1,114    0.07%
 5 Idaho                                                                     4,750                                   4,750    0.30%
 6 Michigan                                                                         $10,801                         10,801    0.67%
 7 Ohio                                                                      1,558      584                          2,142    0.13%
 8 Oregon                                                                    2,803                                   2,803    0.18%
 9 South Carolina                                                            2,959                                   2,959    0.18%
10 Tennessee                                                                         11,606                         11,606    0.72%
11 Texas                         $    578                                                                              578    0.04%
                      -------------------------------------------------------------------------------------------------------------
     TOTAL MTG.
     INVESTMENTS      $     --   $    578   $     --   $    --  $    --   $ 42,173  $ 22,991 $     -- $24,683   $   90,425    5.65%
                      ==================================================  =========================================================

-----------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH FOR
MORTGAGES:                                                                                                             1.3%
-----------------------------------------------------------------------------------------------------------------------------------

     TOTAL
     INVESTMENTS      $487,382   $156,876   $155,325   $77,219  $43,067   $268,334  $192,034 $156,495 $60,157   $1,601,014  100.00%
                     ==================================================  ===========================================================

     PERCENT OF
     $ INVESTED         30.521%     9.824%     9.727%    4.836%   2.697%    16.804%   12.026%   9.800%  3.767%      100.00%
                     ==================================================  ===========================================================

     NUMBER OF
     PROPERTIES             54         29         13        14       12         46        36        9       6          219
                      ==================================================  =========================================================

     NUMBER OF BEDS                                                        3,909      3,667      759     488        8,823
                      ==================================================  =========================================================

(1)  3 facility types <2% each.
(2)  4 facility types <2% each.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                  PAGE 5 OF 13

6)    INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                            Number               Number             Total
                                             of          (1)       of               Number
                                            Real        Real    Mortgage  Mortgage    of       (1)
                                            Estate     Estate    Proper-   Invest-  Proper-   Total     Commit-
                                          Properties Investment   ties      ment     ties   Investment  ments       Total  Percent
                                          ------------------------------------------------------------------------------------------
Public or Investment Grade Operators/
 Significant Tenants
-------------------------------------
      1 Healthsouth                            27     $276,552                         27     $276,552             $276,552   17.17%
      2 HCA                                    27      230,486                         27      230,486     $428     230,914   14.33%
      3 Tenet Healthcare Corporation           12      100,693      1      $7,661      13      108,354              108,354   6.73%
      4 Baptist Memorial Hospital               5       52,325                          5       52,325               52,325   3.25%
      5 Integrated Health                       3       37,133                          3       37,133    9,691      46,824   2.91%
      6 Methodist                               4       26,485                          4       26,485               26,485   1.64%
      7 Triad                                   4       24,694                          4       24,694               24,694   1.53%
      8 MedCath                                 1        3,612      1      17,022       2       20,634               20,634   1.28%
      9 Ephrata Community Hospital              3       19,962                          3       19,962               19,962   1.24%
     10 Ramsay                                  2       19,881                          2       19,881               19,881   1.23%
     11 United Medical Center                   1       18,731                          1       18,731               18,731   1.16%
     12 KS Management Services                  1       17,314                          1       17,314               17,314   1.08%
  13-24 12 Operators With Less than 1% Each    15       92,929      1       7,698      16      100,627       --     100,627   6.25%
                                             ---------------------------------------------------------------------------------------
                                               108     933,896      3      32,381      111     966,277   10,119     976,396   60.60%
                                             ---------------------------------------------------------------------------------------

Other Operators/Significant Tenants
-----------------------------------
     25 Life Care Centers                      12      $82,998      2      $9,259      14      $92,257              $92,257   5.73%
     26 Balanced Care                          14       64,985                         14       64,985               64,985   4.03%
     27 Summerville                             5       53,105                          5       53,105               53,105   3.30%
     28 Lewis-Gale Clinic, LLC                  8       45,319                          8       45,319               45,319   2.81%
     29 Senior Lifestyles                       4       43,680                          4       43,680               43,680   2.71%
     30 HRT Multi-tenant                        4       39,281                          4       39,281               39,281   2.44%
     31 Kerlan Jobe Orthopedic                  1       32,417                          1       32,417               32,417   2.01%
     32 Emeritus                                4       28,895                          4       28,895               28,895   1.79%
     33 Melbourne Internal Medicine             4       28,554                          4       28,554               28,554   1.77%
     34 Wellington                              5       19,389                          5       19,389               19,389   1.20%
     35 Centennial                              6       16,355                          6       16,355               16,355   1.02%
36-60 25 Operators With Less than 1% Each      32      133,945      13     48,785      45      182,730       --     182,730   11.34%
                                            ----------------------------------------------------------------------------------------
                                               93      572,568      15     58,044     108      630,612       --     630,612   39.14%
                                            ----------------------------------------------------------------------------------------
         Corporate Property                              4,125                                   4,125                4,125   0.26%
                                            ----------------------------------------------------------------------------------------

                                              201   $1,510,589      18    $90,425     219   $1,601,014   10,119  $1,611,133  100.00%
                                            ========================================================================================

 (1)  Includes construction in progress.

7)    SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                        Number of Properties                     Owned
                      -------------------------- ----------------------------------    Third Part
                              Third  Mort-         Not        Construction              Property
                      Owned   Party  gages Total Managed       In Progress   Managed   Management    Mortgages       Total  Percent
                      -------------------------- -----------------------------------------------------------------------------------
 1 Alabama             10                   10      507,530                                                        507,530    3.97%
 2 Arizona              4               2    6       74,507                   75,621                    60,078     210,206    1.64%
 3 Arkansas             1                    1       11,963                                                         11,963    0.09%
 4 California          12        1      3   16      256,144                  370,556       29,504      402,786   1,058,990    8.27%
 5 Colorado             3                    3      225,764                                                        225,764    1.76%
 6 Connecticut          1       26          27       59,387                               258,915                  318,302    2.49%
 7 Florida             35       73      2  110      771,896        34,716    639,016    1,461,480      107,660   3,014,768   23.55%
 8 Georgia              5               1    6      138,599                   60,198                    40,000     238,797    1.87%
 9 Idaho                                1    1                                                          29,118      29,118    0.23%
10 Illinois             2                    2      115,100                                                        115,100    0.90%
11 Indiana              1                    1       29,500                                                         29,500    0.23%
12 Kansas               2                    2       57,035                   70,627                               127,662    1.00%
13 Louisiana            2                    2                               119,532                               119,532    0.93%
14 Massachusetts        3                    3      141,027                                                        141,027    1.10%
15 Michigan             6               2    8      235,227                                            129,408     364,635    2.85%
16 Mississippi          3        3           6       25,000                   97,385       78,091                  200,476    1.57%
17 Missouri            10                   10      201,167                  120,930                               322,097    2.52%
18 Nevada               3                    3       43,579                  191,598                               235,177    1.84%
19 New Jersey           2                    2      110,844                                                        110,844    0.87%
20 North Carolina       1                    1       33,181                                                         33,181    0.26%
21 Ohio                 1               2    3       33,181                                            124,411     157,592    1.23%
22 Oklahoma             5                    5      139,216                                                        139,216    1.09%
23 Oregon                               1    1                                                          80,429      80,429    0.63%
24 Pennsylvania        20                   20      722,053                  120,907                               842,960    6.59%
25 South Carolina                       1    1                                                          23,000      23,000    0.18%
26 Tennessee           16        5      2   23      161,366        60,000    499,238      291,244      142,191   1,154,039    9.02%
27 Texas               27               1   28    1,097,527                  538,265                    41,515   1,677,307   13.10%
28 Virginia            24        1          25      527,705                  461,904      111,998                1,101,607    8.61%
29 Wyoming              2                    2       29,851                  178,672                               208,523    1.63%
                      -------------------------- -----------------------------------------------------------------------------------
   Total Square Feet                              5,748,349        94,716  3,544,449    2,231,232    1,180,596  12,799,342  100.00%
                                                 ===================================================================================

   Total Properties   201      109     18  328
                      ==========================

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                  PAGE 6 OF 13

8)     SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                        Owned
                                         ----------------------------------    Third Party
                                            Not     Construction                Property
                                          Managed    In Progress    Managed     Management   Mortgages     Total      Percent
                                         ------------------------------------  ----------------------------------------------
Ancillary Hospital Facility              1,163,704                 1,977,057                              3,140,761   24.54%
Medical Office Buildings                    42,932      60,000       623,231     2,201,728                2,927,891   22.88%
Assisted Living Facilities               1,418,210                                            734,493     2,152,703   16.82%
Skilled Nursing Facilities               1,186,751                                            306,010     1,492,761   11.66%
Physician's Clinics                        707,733                   233,165                   41,515       982,413    7.68%
Comprehensive Ambulatory Care Centers      115,857      34,716       674,045                                824,618    6.44%
Inpatient Rehab Hospitals                  643,383                                                          643,383    5.03%
Other Outpatient Facilities                253,438                    36,951                                290,389    2.27%
Other Inpatient Facilities                 216,341                                  29,504     98,578       344,423    2.69%

                                         ------------------------------------  ----------------------------------------------
TOTAL SQUARE FEET                        5,748,349      94,716     3,544,449     2,231,232  1,180,596    12,799,342  100.00%
                                         ====================================  ==============================================

PERCENT OF TOTAL SQUARE FOOTAGE              44.91%       0.74%        27.69%        17.43%      9.22%       100.00%
                                         ====================================  =====================================

TOTAL NUMBER OF PROPERTIES                     140           3            58           109         18           328
                                         ====================================  =====================================



9)     SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                                 Owned
                                                  ---------------------------------   Third Party
                                                    Not       Construction             Property
                                                   Managed    In Progress    Managed  Management   Mortgages    Total     Percent
                                                  ----------------------------------  -------------------------------------------
PUBLIC OR INVESTMENT GRADE OPERATOR/
SIGNIFICANT TENANT
------------------------------------
    1 HCA                                            622,220      34,716     746,850  1,403,657               2,807,443     21.93%
    2 Healthsouth                                  1,124,390                 154,374                          1,278,764      9.99%
    3 Baptist Memorial Hospital                                   60,000     365,699    369,335                 795,034      6.21%
    4 Tenet Healthcare Corporation                   258,485                 347,739     61,227      89,000     756,451      5.91%
    5 Brookdale Communities                                                                         263,786     263,786      2.06%
    6 Stamford Health Systems                                                           258,915                 258,915      2.02%
    7 Methodist                                                              221,375                            221,375      1.73%
    8 United Medical Center                                                  178,672                            178,672      1.40%
    9 Integrated Health                              153,660                                                    153,660      1.20%
   10 Ramsay                                         153,341                                                    153,341      1.20%
   11 Triad                                          129,442                                                    129,442      1.01%
   12 Labcorp of America                             129,294                                                    129,294      1.01%
13-27 15 Operators with Square Feet Less Than 1%     423,583          --     403,679         --       9,578     836,840      6.54%
                                                   ---------------------------------- ---------------------------------------------
      TOTAL                                        2,994,415      94,716   2,539,295  2,093,134     362,364   8,083,924     63.16%
                                                   ---------------------------------- ---------------------------------------------

OTHER OPERATOR/SIGNIFICANT TENANT
---------------------------------
   28 Life Care Centers of America                   620,527                                        131,813     752,340      5.88%
   29 Lewis-Gale Clinic, LLC                                                 461,904                            461,904      3.61%
   30 Balanced Care                                  400,370                                                    400,370      3.13%
   31 Senior Lifestyles                              308,742                                                    308,742      2.41%
   32 Summerville                                    292,231                                                    292,231      2.28%
   33 HRT Multi-tenant                                                       218,001                            218,001      1.70%
   34 Emeritus                                       209,747                                                    209,747      1.64%
   35 Centennial Healthcare                          151,172                                                    151,172      1.18%
   36 Melbourne Internal Medicine                    140,125                                                    140,125      1.09%
   37 HSI                                            139,216                                                    139,216      1.09%
   38 Wellington                                     130,790                                                    130,790      1.02%
   39 Prestige Care                                                                                 129,618     129,618      1.01%
40-63 24 Operators with Square Feet Less Than 1%     361,014          --     325,249    138,098     556,801   1,381,162     10.79%
                                                   ---------------------------------- ---------------------------------------------
      TOTAL                                        2,753,934          --   1,005,154    138,098     818,232   4,715,418     36.84%
                                                   ---------------------------------- ---------------------------------------------

      TOTAL SQUARE FEET                            5,748,349      94,716   3,544,449  2,231,232   1,180,596  12,799,342    100.00%
                                                   ================================== =============================================


10)    ASSISTED LIVING FACILITY OCCUPANCY

                                                             ALF Revenue
                                                            For the Three       % of ALF
                                              Number of     Months Ended       Revenue to
                          Occupancy           Facilities      03/31/03        Total Revenue
                      ---------------------------------------------------------------------

                         0% to 24.9%               0           $     0              0.0%
                        25% to 49.9%               0                 0              0.0%
                        50% to 69.9%               5               573              1.2%
                        70% to 84.9%              10             1,298              2.7%
                       85% to 100.0%              31             4,723              9.9%
                                             --------------------------------------------
                                                  46            $6,594             13.8%
                                             ============================================


NOTE: Occupancy rates are generally as of December 31, 2002 and revenues are for the three months ended March 31, 2003.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                   PAGE 7 OF 13

11)    LEASE/MORTGAGE MATURITY SCHEDULE

       A)     LEASES

                                                                                             Weighted
                                             Number of                                         Average
                                             Operating       Estimated        Percent of     Remaining
                               Number of      Property      Annualized        Annualized       Lease
                             Master Leases     Leases       Net Revenue      Net Revenue    Term (Years)
                   -------------------------------------------------------------------------------------

                   2003              6           37          $  6,144             3.86%          0.02
                   2004             10           48            10,368             6.51%          0.08
                   2005              3           87             7,838             4.92%          0.11
                   2006              3           68             6,837             4.29%          0.14
                   2007             10           33             7,652             4.81%          0.22
                   2008             20           22            19,858            12.47%          0.68
                   2009             24            9            23,533            14.78%          1.00
                   2010             10            7             7,463             4.69%          0.43
                   2011             10           18            20,837            13.09%          0.82
                   2012             18            4            14,774             9.28%          0.98
                   2013             15            2            18,740            11.77%          1.09
                   2014              1            6             1,865             1.17%          0.05
                   2015              5            0             2,307             1.45%          0.04
             After 2015              5           10            11,008             6.91%          1.48
                   ----------------------------------------------------------------------------------
         TOTAL                     140          351          $159,224           100.00%          7.14
                   ==================================================================================

                NUMBER OF PROPERTIES REPRESENTED:          201


       B)     MORTGAGES

                                                                                   Weighted
                                                                                    Average
                                                 Estimated        Percent of       Remaining
                              Number of          Annualized       Annualized        Mortgage
                              Mortgages         Net Revenue       Net Revenue      Term (Years)
                              ----------------------------------------------------------------

               2003                6               $ 2,053            20.11%           0.02
               2004                1                 1,631            15.98%           0.30
               2005                3                   771             7.55%           0.25
               2006                1                   512             5.02%           0.19
               2007                1                 1,073            10.51%           0.40
               2008                3                 1,750            17.14%           0.89
               2009                2                 1,460            14.30%           0.93
               2010                0                    --             0.00%           0.00
               2011                0                    --             0.00%           0.00
               2012                0                    --             0.00%           0.00
               2013                1                   959             9.39%           0.74
               2014                0                    --             0.00%           0.00
         After 2014                0                    --             0.00%           0.00
                              --------------------------------------------------------------
         TOTAL                    18               $10,209           100.00%           3.72
                              ==============================================================



12)    CONSTRUCTION IN PROGRESS - AS OF MARCH 31, 2003

                                                         Investment       Remaining          Total
       Operator                            Properties      Balance        Commitment    Real Estate (1)
       ------------------------------      -----------------------------------------------------------
       Baptist Collierville                    1          $  1,229         $  9,691         $ 10,920
       Conemaugh Health Systems                1             2,904               --            2,904
       Expansion of existing property          1             7,182              428            7,610

                                           ----------------------------------------------------------
       TOTAL                                   3          $ 11,315         $ 10,119         $ 21,434
                                           ==========================================================

              Percentage of construction in progress to total investment portfolio:             0.71%
                                                                                            =========


(1)      Projected Timing of Conversion to Revenue Producing Assets:

                                         2003                            2004
               ----------------------------------------------------------------
                QTR 1       QTR 2        QTR 3      QTR 4     QTR 1      QTR 2       Total
               -----------------------------------------------------------------------------
                 $0        $10,514         $0        $0         $0      $10,920     $21,434
               =============================================================================


(2) During the three months ending March 31, 2003, the Company capitalized interest in the amount of $161,396.85.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                   PAGE 8 OF 13

13)      LONG-TERM DEBT INFORMATION - AS OF MARCH 31, 2003

         A)       BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                 Balance     Effective Rate
                                             ---------------------------------------
         Fixed Rate Debt:
          Senior Notes due 2006                 $   70,000          9.49%
          Senior Notes due 2011, net               314,334          8.202%                 See Note (C)
          Mortgage Notes Payable                    71,462  Range from 7.22% to 7.76%      See Note (D)
          Other Note Payable                         2,917          7.53%
                                                ----------
                                                   458,713
                                                ----------
         Variable Rate Debt:
          Unsecured Credit Facility due 2004        89,000  1.15% over LIBOR               See Note (E)
                                                ----------
                                                    89,000
                                                ----------

                                      TOTAL     $  547,713
                                                ==========

B)      FUTURE MATURITIES:

                                                                                                             2008
                                                     2003        2004       2005       2006        2007    and After      Total
                                                  ------------------------------------------------------------------------------
         Fixed Rate Debt:
            Senior Notes due 2006                 $     --    $ 20,300    $20,300    $29,400    $     --    $     --    $ 70,000
            Senior Notes due 2011, net               1,193       1,697      1,822      1,956       2,099     305,567     314,334
            Mortgage Notes Payable                   2,668      18,832      3,748      4,037       4,348      37,829      71,462
            Other Note Payable                         584       1,166      1,167         --          --          --       2,917
         Variable Rate Debt:
            Unsecured Credit Facility due 2004          --      89,000         --         --          --          --      89,000
                                                  ------------------------------------------------------------------------------
                                                  $  4,445    $130,995    $27,037    $35,393    $  6,447    $343,396    $547,713
                                                  ==============================================================================



         C) In May 2001, the Company sold at a discount $300 million principal amount of unsecured 8.25% Senior Notes due May 2011. The notes were priced to yield 8.202%. In June 2001, the Company entered into interest rate swap agreements totaling $125 million to offset changes in the fair value of $125 million of the notes. The Company paid interest at the equivalent rate of 1.99% over six month LIBOR. In March 2003, these interest rate swap agreements were terminated and new swaps were entered into under terms identical to those of the old swaps except that the equivalent rate is now 4.12% over six month LIBOR. The Company received cash equal to the fair value of the terminated swaps of $18.4 million. The fair value of the terminated swaps are combined with the principal balance of the senior notes on the balance sheet. The fair value gain of $18.4 million will be amortized against interest expense over the remaining term of the notes offsetting the increase in the spread over LIBOR. The fair value of the swaps entered into in March 2003 are also combined with the principal balance of the senior notes on the balance sheet.

         D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are wholly owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

         E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, matures in July 2004, is priced at 1.15% over LIBOR, and has a 0.2% facility fee.

         F)       CREDIT RATING:

                  Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006 and 2011.

                  Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006 and 2011.

                  Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006 and 2011.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                  PAGE 9 OF 13

14)      DIVIDEND HISTORY  (DOLLARS NOT ROUNDED TO THOUSANDS)

         A)       COMMON STOCK


                                                                                         Increase
                                                                                       From Prior
                Operating Period                   Payment Date         Amount           Quarter          Annualized
                ----------------------------------------------------------------------------------------------------
                First Quarter 1998                  May 18, 1998         0.515            0.005              2.06
                Second Quarter 1998                Aug. 17, 1998         0.520            0.005              2.08
                Third Quarter 1998                 Nov. 16, 1998         0.525            0.005              2.10
                Fourth Quarter 1998                Feb. 15, 1999         0.530            0.005              2.12

                First Quarter 1999                  May 17, 1999         0.535            0.005              2.14
                Second Quarter 1999                Aug. 16, 1999         0.540            0.005              2.16
                Third Quarter 1999                 Nov. 16, 1999         0.545            0.005              2.18
                Fourth Quarter 1999                Feb. 16, 2000         0.550            0.005              2.20

                First Quarter 2000                  May 17, 2000         0.555            0.005              2.22
                Second Quarter 2000                Aug. 16, 2000         0.560            0.005              2.24
                Third Quarter 2000                  Dec. 6, 2000         0.565            0.005              2.26
                Fourth Quarter 2000                 Mar. 7, 2001         0.570            0.005              2.28

                First Quarter 2001                  June 7, 2001         0.575            0.005              2.30
                Second Quarter 2001                Sept. 6, 2001         0.580            0.005              2.32
                Third Quarter 2001                  Dec. 6, 2001         0.585            0.005              2.34
                Fourth Quarter 2001                 Mar. 6, 2002         0.590            0.005              2.36

                First Quarter 2002                  June 6, 2002         0.595            0.005              2.38
                Second Quarter 2002                Sept. 5, 2002         0.600            0.005              2.40
                Third Quarter 2002                  Dec. 5, 2002         0.605            0.005              2.42
                Fourth Quarter 2002                 Mar. 6, 2003         0.610            0.005              2.44

                First Quarter 2003                  June 5, 2003         0.615            0.005              2.46


         B)       PREFERRED STOCK

                  On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.



         C)       INFORMATION REGARDING TAXABLE STATUS OF 2002 CASH
                  DISTRIBUTIONS

                                                Cash           Taxable                           Total
                                            Distribution      Ordinary       Return of          Capital
                                             Per Share        Dividend        Capital             Gain
                                            --------------------------------------------------------------
         HR COMMON                          $  2.390000     $  1.996949     $  0.054659       $  0.338392
         CUSIP # 421946104

         HR 8.875% SERIES A PREFERRED       $  1.853030     $  1.597600     $        --       $  0.255430
         CUSIP # 421946203

          Note: While the taxability of 2003 dividends cannot be determined until late January 2004, the Company is not aware of any activities that would cause a substantial change in the taxability of the total 2003 dividend. Therefore, the taxability of the total 2003 dividend should approximate the taxability of the dividends paid March 6, June 6, September 5, and December 5, 2002.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                  PAGE 10 OF 13

15)      COMMON SHARES INFORMATION

         The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS, FFO and FAD per share amounts:

                                                                           FOR THE THREE MONTHS
                                                                             ENDED MARCH 31,
                                                                    ----------------------------------
                                                                        2003                    2002
                                                                    ----------------------------------
TOTAL COMMON SHARES OUTSTANDING                                     42,023,529              41,904,924
                                                                    ==================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                          41,941,672              41,728,649
   Actual Restricted Stock Shares                                   (1,122,054)             (1,242,163)
                                                                    ----------------------------------
DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS, FFO AND FAD          40,819,618              40,486,486

   Restricted Shares - Treasury                                        732,226                 814,875
   Dilution for Employee Stock Purchase Plan                            63,559                 132,737
                                                                    ----------------------------------
DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS, FFO AND FFD        41,615,403              41,434,098
                                                                    ==================================

Note 1: As of March 31, 2003, HR had approximately 1,761 shareholders of record.





16)      BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF MARCH
         31, 2003

         OFFICERS                         Owned           Restricted (1)    Reserved (2)         Options       Total
         -------------------------------------------------------------------------------------------------------------

         David R. Emery                  144,800(3)           701,180          112,500               0         958,480
         Roger O. West                     5,832              365,735           55,000               0         426,567
         Scott W. Holmes                   1,418                4,398                0               0           5,816
         J.D. Carter Steele                3,594                4,614                0               0           8,208

         Other Officers as a group        21,273               43,277                0               0          64,550

         Directors as a group             47,672                2,850                0               0          50,522

                                         ------------------------------------------------------------------------------
         TOTAL                           224,589            1,122,054          167,500               0       1,514,143
                                         ==============================================================================


         (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

         (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

         (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.



17)      INSTITUTIONAL HOLDINGS AS OF DECEMBER 31, 2002

         A)    Institutional Shares Held:                            20,077,438  (Source: Form 13F Filings)
                                                                   ============

         B)    Number of Institutions:                                      171
                                                                   =============

         C)    Percentage of Common Shares Outstanding:                   48.01%
                                                                   =============


18)      BOOK VALUE PER COMMON SHARE

         Total Stockholders' Equity                                $    902,298

         Total Common Shares Outstanding                             42,023,529
                                                                   ------------

         Book Value Per Common Share                               $      21.47
                                                                   ============

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                  PAGE 11 OF 13

19)      OTHER CORPORATE INFORMATION

         A)       CORPORATE HEADQUARTERS:

                    HEALTHCARE REALTY TRUST INCORPORATED
                    HEALTHCARE REALTY SERVICES INCORPORATED
                    3310 West End Avenue, Suite 700
                    Nashville, TN  37203
                    Phone:  615-269-8175
                    Fax:  615-269-8461
                    E-mail:  hrinfo@healthcarerealty.com


                  OTHER OFFICES:

                    East Florida Regional Office
                    Mid-America Regional Office
                    Mid-Atlantic Regional Office
                    Southern California Regional Office



         B)       STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                       Security Description             Stock Exchange          Symbol      CUSIP Number
                      ----------------------------------------------------------------------------------
                      Common Stock                  New York Stock Exchange       HR          421946104
                      Senior Notes due 2011         OTC                           HR          421946AE4


         C)       WEB SITE:

                  www.healthcarerealty.com



         D)       CORPORATE OFFICERS:

                  HEALTHCARE REALTY TRUST INCORPORATED
                  David R. Emery,  Chairman of the Board and Chief Executive
                   Officer
                  Roger O. West, Executive Vice President and General Counsel Scott W. Holmes, Senior Vice President and Chief Financial
                   Officer
                  J. D. Carter Steele,  Senior Vice President and Chief
                   Operating Officer
                  Eric W. Fischer,  Senior Vice President / Real Estate
                   Investments
                  Fredrick M. Langreck,  Senior Vice President / Treasurer
                  John M. Bryant, Jr., Vice President/Assistant General Counsel Donald L. Husi, Vice President / Senior Living Asset
                   Administration
                  Leigh Ann Stach, Vice President / Financial Reporting and
                   Controller
                  B. Douglas Whitman, Vice President / Real Estate Investments Brince R. Wilford, Associate Vice President / Real Estate
                   Investments
                  Rita H. Todd,  Corporate Secretary

                  HEALTHCARE REALTY SERVICES INCORPORATED
                  B. Bart Starr,  Chairman of the Board
                  Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
                  Anne C. Sanborn, Vice President / Project Development Services

         E)       BOARD OF DIRECTORS:

                  David R. Emery, Chairman of the Board and Chief Executive
                   Officer, Healthcare Realty Trust Incorporated
                  Errol L. Biggs, Ph.D., Director - Center for Health
                   Administration, University of Colorado (Healthcare
                   Academician)
                  C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                   Medical Officer, Piedmont Clinic (Physician)
                  Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
                   Partners (Healthcare Architect)
                  Marliese E. Mooney (Hospital Operations Consultant)
                  Edwin B. Morris III, Managing Director, Morris & Morse (Real
                   Estate Finance Executive)
                  J. Knox Singleton, Chief Executive Officer, INOVA Health
                   Systems (Healthcare Provider Executive)
                  Dan S. Wilford, retired President and Chief Executive Officer,
                   Memorial Hermann Healthcare System (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                  PAGE 12 OF 13

         F)       PROFESSIONAL AFFILIATIONS:

                  INDEPENDENT PUBLIC AUDITORS
                  Ernst & Young LLP
                  Suntrust Center
                  424 Church Street, Suite 1100
                  Nashville, TN  37219

                  TRANSFER AGENT
                  EquiServe
                  P.O. Box 43010
                  Providence, RI 02940-3010
                  Phone: 781-575-3400



         G)       DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.



         H)       DIRECT DEPOSIT OF DIVIDENDS:

                  Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.



         I)       ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                  A.G. Edwards & Sons, Inc.                    David AuBuchon  (314) 955-5452
                  Banc of America Securities                   Gary Taylor (212) 847-5174
                  Credit Suisse First Boston Corporation       Larry Raiman (212) 538-2380
                  Legg Mason Wood Walker Inc.                  Jerry Doctrow  (410) 454-5142
                  Prudential Securities, Inc.                  Jim Sullivan (212) 778-2515
                  UBS Warburg                                  Howard Capek  (212) 821-6369
                  Wachovia Securities, Inc.                    Stephen Swett (212) 909-0954

         J)       PROJECTED DATES FOR 2003 DIVIDEND AND EARNINGS PRESS RELEASES:

                                                 DIVIDEND            EARNINGS
                                             ----------------    ----------------
                  First Quarter 2003         April 22, 2003      April 25, 2003
                  Second Quarter 2003        July 22, 2003       July 25, 2003
                  Third Quarter 2003         October 28, 2003    October 31, 2003
                  Fourth Quarter 2003        January 27, 2004    January 30, 2004

                  NOTE: A conference call will be scheduled at 9:00 AM Central Time the morning of the earnings press release.



         K)       INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Attention:  Bethany A. Mancini
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  BMancini@healthcarerealty.com



   In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2002. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2003                                  PAGE 13 OF 13